Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Quadrant 4 Systems Corporation (the “Company”) on Form 10-K for the year ending December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nandu Thondavadi, Chief Executive Officer and I, Dhru Desai, Chief Financial Officer, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 29, 2013	By:	/s/ Nandu Thondavadi
		Name:	Nandu Thondavadi
		Title:	President and Chief Executive Officer

Date:	March 29, 2013	By:	/s/Dhru Desai
		Name:	Dhru Desai
		Title:	Chief Financial Officer